UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: May 16, 2006

(Date of earliest event reported)

DEERE & COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4121	36-2382580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One John Deere Place
Moline, Illinois 61265
(Address of principal executive offices and zip code)

(309) 765-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 2.02 and 8.01                    Results of Operations and Financial Condition and Other Events.

The following consists of Deere & Company’s press release dated May 16, 2006 concerning second-quarter of fiscal 2006 financial results and supplemental financial information filed as Exhibit 99.1 to this report and incorporated by reference herein.

Item 9.01                                                 Financial Statements and Exhibits.

(d)                   Exhibits

(99.1)                                 Press release and supplemental financial information (Filed herewith)

Items 2.02 and 7.01                    Results of Operations and Financial Condition and Regulation FD Disclosure (Furnished herewith)

The attached schedules of Other Financial Information (Exhibit 99.2) and Additional Supplemental Data (Exhibit 99.3) are furnished under Form 8-K Items 2.02 and 7.01. The information is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Deere & Company specifically incorporates the information by reference.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEERE & COMPANY

By:	/s/ Marc A. Howze
Marc A. Howze
Secretary

Dated: May 16, 2006

Exhibit Index

Number and Description of Exhibit

(99.1)                   Press release and supplemental financial information (Filed herewith)

(99.2)                   Other Financial Information (Furnished herewith)

(99.3)                   Additional Supplemental Data (Furnished herewith)